UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): March 31, 2008


                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 333-79543     I.R.S. Employer
laws of South Carolina                                      Identification No.
                                                              57-1077978

                              1670 East Main Street
                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         (b) On March 31, 2008, Ben L. Garvin, President of the Registrant's subsidiary, Cornerstone National Bank, retired. Mr. Garvin is concurrently resigning from the board of directors of the Registrant.





SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORNERSTONE BANCORP
                                  (Registrant)



Date: March 31, 2008              By: s/J. Rodger Anthony
                                      ------------------------------------------
                                      J. Rodger Anthony
                                      Chief Executive Officer